Fair and certain value of $9.25 cash per share Vote FOR Sale to Golden Gate and Sun Capital

Agenda Background of Transaction Board Process Designed to Deliver Stockholder Value Transaction Overview Conclusion General Discussion and Q&A Appendices

Background of Transaction

Operating Performance Key developments On June 21, 2005, Eddie Bauer emerged from bankruptcy as a stand-alone publicly owned company for the first time On December 15, 2005, Eddie Bauer filed a Form 10 to register its shares, but due to errors identified in the financial statements, the Form 10 was withdrawn and re-filed on May 1, 2006 Eddie Bauer's trend of years of declining performance Sustained decline in financial performance, including decrease in net merchandise sales from approximately $1.6 billion in 2000 to $1.0 billion in 2005, poor comparable store sales, approximate 40% decline in sales per square foot in the Company's stores from 1996 to 2005 and declining earnings and cash flows A significantly redesigned product line for Fall/Holiday 2005 was launched in an attempt to revitalize the Eddie Bauer brand, the results of which were disappointing 2006 marked the seventh consecutive year of sales decline Background of Transaction

Comparable Store Sales Note: Comparable store sales compare current quarter performance with same quarter of previous year Background of Transaction (26.7)% (21.6)% (13.3)% (14.2)% (10.5)% (13.6)% (3.6)% (2.5)% 2.1% (2.4)% (8.2)% (5.1)% (7.0)% (2.1)% (5.8)% (2.5)% 2 Year Comp Store Sales

Net Sales per Gross Square Foot Background of Transaction

Leverage Eddie Bauer emerged from bankruptcy with a $300 million term loan incurred to repay Spiegel Group creditors and a revolving credit facility under which the Company could borrow up to $150 million In April 2006, due to financial results, the Company had to negotiate amendments to certain financial covenants to avoid defaults under the agreements If a transaction is not consummated, the Company would likely need to negotiate additional amendments or refinance term loan in early 2007, potentially resulting in significant dilution to stockholders and a negative impact on the Company's stock price Background of Transaction

Board Process Designed to Maximize Stockholder Value

Board's Strategic Review of the Company Eight of the nine directors are independent (see Appendix A) Board of Directors engaged in a comprehensive strategic review of the Eddie Bauer business in February 2006 Board discussed declining performance, reasons for disappointing Fall/Holiday 2005 results and strategies for revitalizing the Eddie Bauer brand On May 3, 2006, the Board met with its financial advisory firm and continued discussions with management on year-to-date 2006 operational results Discussion with Goldman, Sachs & Co. included a review of the mergers and acquisition market in the retail industry and the interest potential buyers may have in Eddie Bauer Discussion with management included the status and risks related to the implementation of the Company's turnaround plan Financial results continue to be disappointing and below internally prepared budgets In light of deteriorating financial performance, the expectation of having to either negotiate additional amendments or refinance term loan in early 2007, which could result in significant dilution to stockholders Board Process Designed to Maximize Stockholder Value

Board's Strategic Review of the Company If successful turnaround, significant improvement in EBITDA expected to take approximately 12 to 18 months due to nature of turnaround effort Loan agreement limits capital expenditures and discretionary marketing activities, impeding ability to implement turnaround strategy and invest in the brand Difficulty attracting qualified candidates for vacant management positions, including COO, VPs of HR, Creative Services and Direct Challenges associated with entering new leases and renewing existing leases, based on Company's declining sales per square foot Board Process Designed to Maximize Stockholder Value

Thorough and Deliberative Sale Process Board concluded May 3, 2006 discussions by: Approving a proposal to review strategic options to enhance stockholder value, including the exploration of a sale of the company Appointing a special committee of independent directors to oversee the process, engage financial advisor and report to the Board May 25, 2006: Eddie Bauer issued a press release announcing its intention to explore strategic alternatives, including a possible sale of the Company June and July 2006: At the direction of the Board, Goldman Sachs held discussions with 96 prospective financial and strategic parties 45 of 96 parties expressed an interest in participating in the process and signed confidentiality agreements Beginning July 11, 2006, each of 45 parties received confidential memorandum and letter requesting preliminary bids by July 25, 2006 6 preliminary bids received 5 received on July 25, 2006 (4 financial bidders and 1 strategic bidder) 1 received on August 1, 2006 (strategic bidder) 1 strategic bidder indicated intention to submit preliminary bid, but never did Potential valuations ranged from $4.41 to $13.00 per share of Eddie Bauer common stock Board Process Designed to Maximize Stockholder Value

Concerns raised by prospective bidders during the preliminary review process: Trend over last several years of significant declines in actual sales and comparable store sales Belief that the current market price of Eddie Bauer common stock was well above levels reflecting the realistic value of the Company Lower projected 2006 and 2007 EBITDA levels than anticipated, suggesting that the Company's operations would require more time, more significant turnaround efforts and more capital investment than expected Difficulty in further leveraging the business due to existing debt levels Necessity to augment existing management team by recruiting and hiring to fill several vacant positions from the director level to the senior management level Need to right-size the store portfolio and difficulty in executing the initiative in the light of existing long-term lease obligations Increased difficulty, based on declining sales per square foot, in renewing and entering into new store leases in desirable retail locations Board Process Designed to Maximize Stockholder Value

Board Review of Sale Process Evaluation of Preliminary Bids 2 financial bidders with unacceptably low purchase prices were dismissed by the Board from remainder of process 4 remaining bidders invited to conduct additional due diligence, subject to the Board's decision to continue the sale process; 1 bidder, with interest in controlling investment rather than purchase of entire Company, elected not to continue in process August 2, 2006, Board discussed status of potential sale process and alternatives to a sale of the Company: Continued execution of the turnaround plan and related risks Refinancing alternatives available to the Company, including possible recapitalization plans Need for investment in management resources and the limited equity compensation available to attract such personnel Possible sale of the Company's distribution center Board unanimously approved continuation of potential sale process Also directed management to prepare preliminary refinancing plan for the Board's consideration assuming a sale did not occur Board Process Designed to Maximize Stockholder Value

Submission of Final Bids September 21, 2006: Final bid deadline September 15, 2006: Golden Gate and Sun Capital separately contacted Goldman Sachs requesting Eddie Bauer's permission to work together to potentially make a joint bid Unwilling to submit independent bids Board authorized Golden Gate and Sun Capital to submit a joint bid Uncertainty that third strategic bidder would submit a final bid as it had performed limited due diligence and recently showed reduced interest September 21, 2006: Golden Gate and Sun Capital jointly submitted bid for $7.75 cash per share No other definitive bids from any party were received, including the third party that had conducted due diligence November 11, 2006: After extensive negotiations, board unanimously approved sale of the Company to Golden Gate and Sun Capital for $9.25 cash per share (see Appendix B) Further negotiations included a reduction in the break up fee payable by the Company and limitations on any termination fees payable Board received fairness opinions from Goldman Sachs and William Blair Leading law firm advised on fiduciary responsibility and structure of contract Board Process Designed to Maximize Stockholder Value

Core Rationale $9.25 cash per share offers certainty and attractive valuation for stockholders 8.6x LTM1 EV/EBITDA, where EBITDA excludes non-cash stock compensation expense 10.4x LTM1 EV/EBITDA, where EBITDA includes non-cash stock compensation expense Certainty of price and financing Speed of execution Significant challenges / risks to remaining independent Board carefully considered other strategic alternatives as sources of stockholder value, but deemed them to have greater risk and lower probability of a higher valuation now or in the future Continued execution of the turnaround plan and related risks Refinancing alternatives available, including possible recapitalization plans Need for investment in management resources and the limited equity compensation available to attract such personnel Possible sale of the Company's distribution center 1 For third quarter ended September 30, 2006 per company's public earnings press releases using 365-day average revolver balance for the period ended September 30, 2006. LTM EBITDA includes Other Income Transaction Overview

Transaction Overview

Key Terms Sun Capital Partners, Inc. and Golden Gate Capital (Buyers) acquire Eddie Bauer for $9.25 cash per share Sale of 100% of the stock of Eddie Bauer One-step merger; no financing condition Break-up fee of $8.0 million, plus reimbursement of buyer expenses of up to $5.0 million, payable under certain circumstances described in proxy statement 1.3% (up to 2.1% with expenses) of enterprise value 2.8% (up to 4.5% with expenses) of equity value If stockholder approval not obtained, Company will be required to pay Buyers' expenses Tiered reverse break-up fee in order to provide protection to stockholders if transaction is not consummated, payable under certain circumstances described in proxy statement Initially $12.15 million; step-up to $20.0 million if terminated on or after January 27, 2007; step-up to $30.0 million if terminated any time after stockholder approval Customary "No Shop" provision with fiduciary out Transaction Overview

Valuation Metrics 1 For third quarter ended September 30, 2006. To normalize seasonal revolver balances, total debt balance calculated using $19.6 million 365-day average revolver balance as of September 30, 2006. LTM EBITDA includes Other Income Transaction Overview

Conclusion

Conclusion Board process designed to ensure stockholders receive full value for their investment Considered all reasonable alternatives to deliver full value to stockholders Fair value of $9.25 cash per share Fairness of price supported by valuation analysis Two fairness opinions received from Goldman Sachs and William Blair Optimal structure and certainty of terms 100% cash with no financing condition No other offers or requests for due diligence received to date Eddie Bauer Board believes the proposed transaction maximizes stockholder value, and is the right transaction, at the right time, at the right price

General Discussion and Q&A

Appendix A

Board of Directors Independent, Knowledgeable and Committed to Stockholder Value 8 out of the 9 directors are independent directors Name Position Description/Biography William T. End Chairman, Independent Director Former Chairman and Chief Executive Officer of Cornerstone Brands and former President, Chief Executive Officer of Lands' End, Director of IDEXX Laboratories, Inc John C. Brouillard Independent Director Former Chief Administrative and Financial Officer for H.E. Butt Grocery Company, Director of H.E. Butt Grocery and Advance Auto Parts, Inc Howard Gross Independent Director Former President and CEO of HUB Distributing, Millers Outpost and Levi's Outlet Stores of the American Retail Group. Former President of Victoria's Secret Stores and the Limited Stores Paul E. Kirincic Independent Director Executive Vice President, HR, Communications & Corporate Marketing at McKesson Corp. Former VP of HR for Whirlpool Europe Kenneth M. Reiss Independent Director Former Managing Partner of New York office, Assurance and Advisory Practice for Ernst & Young, Director of Guitar Center, Inc and the Wet Seal Laurie M. Shahon Independent Director President of Wilton Capital Group and former managing director of '21' International Holdings, Director of Bombay Company, Inc and Kitty Hawk Edward M. Straw Independent Director Former President of Global Operations of the Estee Lauder Companies, Vice Admiral of the U.S. Navy, director and chief executive officer of the Defense Logistics Agency Stephen E. Watson Independent Director Former Chief Executive Officer of Gander Mountain L.L.C., Director of Kohl's Corp., Smart & Final and Retek, Inc Fabian Mansson Director, President, Chief Executive Officer Former Chief Executive Officer for H&M

Appendix B

Unanimous Approval of Board to Pursue Transaction Factors considered by Board included: Possible alternatives to a sale, operating on a stand-alone basis and implementing challenging turnaround strategy Likelihood in absence of a transaction that Company would be required to either negotiate additional amendments to loan agreements or refinance debt, and the timing, risks and the likely significant dilution to existing stockholders Need to augment management team, and difficulty in recruiting and hiring personnel Increased difficulty, based on declining sales per square foot, in renewing and entering into new store leases in desirable retail locations Absence of definitive bid from any other party, despite broad, extensive process Restricted investment in brand and marketing over the past three years due to Spiegel Group bankruptcy and terms of loan agreements Two fairness opinions received on the proposed transaction All cash consideration, providing certainty of value to stockholders Projected trading range of Eddie Bauer common stock in absence of takeover speculation, estimated to be significantly below current market price Absence of financing condition in proposed transaction Inclusion of termination fee and reverse termination fee payable under certain circumstances if the proposed transaction is terminated

Cautionary Statement Regarding Forward Looking Statements: This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transaction, expected synergies and anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of Eddie Bauer's management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. These include, for example: Eddie Bauer may be unable to obtain stockholder approval required for the merger; the timing of, and regulatory and other conditions associated with, the completion of the merger; volatility in the stock markets; proposed store openings and closings; proposed capital expenditures; projected financing requirements; proposed developmental projects; projected sales and earnings, and Eddie Bauer's ability to maintain selling margins; general economic conditions; consumer demand; consumer preferences; weather patterns; competitive factors, including pricing and promotional activities of major competitors; the availability of desirable store locations on suitable terms; the availability, selection and purchasing of attractive merchandise on favorable terms; import risks; Eddie Bauer's ability to control costs and expenses; unforeseen computer related problems; any unforeseen material loss or casualty; and the effect of inflation. Additional factors that may affect the future results of Eddie Bauer are set forth in its filings with the Securities and Exchange Commission, which are available free of charge on the SEC's web site at http://www.sec.gov. 27

Important Information for Investors and Stockholders In connection with the proposed merger and related transactions, Eddie Bauer has filed a definitive proxy statement with the Securities and Exchange Commission. Eddie Bauer stockholders are urged to read the definitive proxy statement carefully, because it contains important information. Stockholders are able to obtain a copy of the proxy statement and other documents containing information about Eddie Bauer, free of charge, at the SEC's web site at www.sec.gov. In addition, copies of the proxy statement are available free of charge on the investor relations portion of the Eddie Bauer website at www.eddiebauer.com, and may also be obtained by writing Eddie Bauer Holdings, Inc.'s investor relations department, at 15010 NE 36th Street, Redmond, WA 98052, or by calling Innisfree M&A Incorporated at (888) 750-5834. Eddie Bauer and its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Eddie Bauer's stockholders in respect of the proposed transaction. Information regarding Eddie Bauer's directors and executive officers and their ownership of Eddie Bauer securities is set forth in the definitive proxy statement. Further information regarding persons who may be deemed participants, including any direct or indirect interests they may have, is also set forth in the definitive proxy statement. 28